Exhibit 10.1(e)

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of September 3, 2015 (this “Fifth Amendment”), among UNIVISION COMMUNICATIONS INC., a Delaware corporation (the “US Borrower”), UNIVISION OF PUERTO RICO INC., a Delaware corporation (the “Subsidiary Borrower” and, together with the US Borrower, the “Borrowers” and, each, a “Borrower”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as Administrative Agent and First-Lien Collateral Agent under the Credit Agreement referred to below (in such capacities, collectively, the “Administrative Agent”), the 2015 Extended Revolving Credit Lenders, the 2015 Incremental Revolving Credit Lenders and the Issuing Banks (as each such term is defined below) party hereto (with capitalized terms used, but not otherwise defined, in this paragraph and the recitals below to be defined as provided in Section 1 below).

    WHEREAS, the Borrowers have previously entered into that certain Credit Agreement, dated as of March 29, 2007, as amended as of June 19, 2009, as amended and restated as of October 26, 2010, as further amended as of August 21, 2012, as further amended as of February 28, 2013, as further amended as of May 29, 2013 and as further amended as of January 23, 2014 (as the same has been so amended, restated, amended and restated, supplemented or otherwise modified prior to the Fifth Amendment Effective Date referred to below, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the other agents party thereto.

    WHEREAS, the US Borrower has hereby notified the Administrative Agent that it is requesting (i) a Refinancing Amendment to incur Other Revolving Loans pursuant to Section 2.25 of the Credit Agreement and (ii) an Incremental Amendment to provide for a Revolving Commitment Increase pursuant to Section 2.24 of the Credit Agreement;

    WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the US Borrower may obtain Other Revolving Credit Commitments and incur Other Revolving Loans by, among other things, entering into a Refinancing Amendment with each Lender and/or Additional Lender agreeing to provide such Other Revolving Credit Commitments and the Administrative Agent;

    WHEREAS, the US Borrower has requested that the 2015 Extended Revolving Credit Lenders extend credit to the Borrowers in the form of 2015 Extended Revolving Credit Commitments in an aggregate principal amount of $510,000,000 on the terms, and subject to the conditions, set forth herein; and

    WHEREAS, the 2015 Extended Revolving Credit Lenders have indicated a willingness to provide the 2015 Extended Revolving Credit Commitments on the terms, and subject to the conditions, set forth herein;

    WHEREAS, pursuant to Section 2.24 of the Credit Agreement, the US Borrower may establish Revolving Commitment Increases by, among other things, entering into an Incremental Amendment with each Lender and/or Additional Lender agreeing to provide such Revolving Commitment Increases, as applicable, and the Administrative Agent;

    WHEREAS, the US Borrower has requested that the 2015 Incremental Revolving Credit Lenders extend credit to the Borrowers in the form of 2015 Revolving Commitment Increases in an aggregate principal amount of $340,000,000 on the terms, and subject to the conditions, set forth herein;

    WHEREAS, the 2015 Incremental Revolving Credit Lenders have indicated a willingness to provide the 2015 Revolving Commitment Increases on the terms, and subject to the conditions, set forth herein;

    WHEREAS, (i) each of Deutsche Bank Securities Inc. (“DBSI”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), Barclays Bank PLC (“Barclays”), Credit Suisse Securities (USA) LLC (“CS”), Wells Fargo Securities, LLC (“Wells”), Citibank, N.A. (“Citibank”), Goldman Sachs Lending Partners LLC (“Goldman”), Morgan Stanley Senior Funding, Inc. (“MS”), JPMorgan Chase Bank, N.A. (“JPM”) and Natixis, New York Branch (“Natixis”) shall act as joint lead arrangers and joint book running managers and (ii) each of DBSI and MLPF&S, Barclays, CS, Wells, Citibank, Goldman, MS, JPM and Natixis shall act as syndication agents, in each case with respect to this Fifth Amendment, the 2015 Extended Revolving Credit Commitments and the 2015 Revolving Commitment Increases provided for hereunder.

    NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    SECTION 1. Defined Terms; Rules of Construction. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement or, if not defined therein, the Credit Agreement as amended hereby. The rules of construction specified in Sections 1.02 through 1.12 of the Credit Agreement shall apply to this Fifth Amendment, including the terms defined in the preamble and recitals hereto.

    SECTION 2. Amendments to the Credit Agreement.

(a) This Fifth Amendment constitutes (i) a Refinancing Amendment pursuant to which a new Class and Series of 2015 Extended Revolving Credit Commitments is established under Section 2.25 of the Credit Agreement upon the occurrence of the Fifth Amendment Effective Date (the “2015 Revolving Credit Facility Refinancing”) and (ii) an Incremental Amendment pursuant to which a Revolving Commitment Increase is effected with respect to the 2015 Extended Revolving Credit Commitments under Section 2.24 of the Credit Agreement upon the occurrence of the Fifth Amendment Effective Date (but immediately following the occurrence of the 2015 Revolving Credit Facility Refinancing).

(b) Effective as of the Fifth Amendment Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended to incorporate the changes reflected in the redlined version of the Credit Agreement attached hereto as Annex A.

(c) Each Person executing this Fifth Amendment as a “2015 Extended Revolving Credit Lender” (each such Person, in such capacity, a “2015 Extended Revolving

Credit Lender”) hereby severally agrees to provide a 2015 Extended Revolving Credit Commitment in an amount set forth opposite its name under the column entitled “Initial 2015 Extended Revolving Credit Commitment” on Schedule 1 attached hereto. On the Fifth Amendment Effective Date, each Person executing this Fifth Amendment in its capacity as a 2015 Extended Revolving Credit Lender shall become a “Lender”, a “Revolving Credit Lender” and a “First-Lien Lender” under the Credit Agreement (as amended hereby) and shall be bound by the provisions of the Credit Agreement (as amended hereby) as a Lender holding 2015 Extended Revolving Credit Commitments (and related Revolving Credit Exposure).

(d) Each Person executing this Fifth Amendment as a “2015 Incremental Revolving Credit Lender” (each such Person, in such capacity, a “2015 Incremental Revolving Credit Lender”) hereby severally agrees to provide an increase to the 2015 Extended Revolving Credit Commitments (each, a “2015 Revolving Commitment Increase” and, collectively, the “2015 Revolving Commitment Increases”) in the amount set forth opposite its name under the column entitled “2015 Revolving Commitment Increase” in Schedule 1 attached hereto, with such increase to be automatically effective (and without any further action or notice by any party) on the Fifth Amendment Effective Date (immediately following the 2015 Revolving Credit Facility Refinancing). On the Fifth Amendment Effective Date, each Person executing this Fifth Amendment in its capacity as a 2015 Incremental Revolving Credit Lender shall become (or, if already a 2015 Extended Revolving Credit Lender on the Fifth Amendment Effective Date after giving effect to the 2015 Revolving Credit Facility Refinancing, remain) a “Lender”, a “Revolving Credit Lender” and a “First-Lien Lender” under the Credit Agreement (as amended hereby) and shall be bound by the provisions of the Credit Agreement (as amended hereby) as a Lender holding 2015 Extended Revolving Credit Commitments (and related Revolving Credit Exposure).

(e) The parties hereby agree that on the Fifth Amendment Effective Date (after giving effect to the 2015 Revolving Commitment Increases effected hereby), (1) the Total Revolving Credit Commitment and the aggregate amount of the 2015 Extended Revolving Credit Commitments under the Credit Agreement shall increase by the amount of the 2015 Revolving Commitment Increase of each 2015 Incremental Revolving Credit Lender effected hereby, (2) there shall be an automatic adjustment to the Pro Rata Percentage of each 2015 Extended Revolving Credit Lender in the aggregate L/C Exposure and the aggregate Swingline Exposure to reflect the new Pro Rata Percentage of each 2015 Extended Revolving Credit Lender in the aggregate L/C Exposure and the aggregate Swingline Exposure resulting from the 2015 Revolving Commitment Increases and (3) the Administrative Agent shall take all actions, if any, required by clause (i) of the last sentence of Section 2.24(b) of the Credit Agreement. The 2015 Revolving Commitment Increases shall (i) become a part of the 2015 Extended Revolving Credit Commitments for all purposes of the Credit Agreement and the other Loan Documents and (ii) together with all related Revolving Credit Exposure, be subject to the same Applicable Percentage, prepayment provisions, Maturity Date and other terms and conditions applicable to the 2015 Extended Revolving Credit Commitments (and related Revolving Credit Exposure) under the Credit Agreement and the other Loan Documents.

(f) In addition, effective as of the Fifth Amendment Effective Date, (i) the US Borrower hereby designates each 2015 Extended Revolving Credit Lender party hereto as an “Issuing Bank” and each 2015 Incremental Revolving Credit Lender party hereto as an

“Issuing Bank” that is not a 2015 Extended Revolving Credit Lender on the Fifth Amendment Effective Date prior to giving effect to the 2015 Revolving Commitment Increase (each, a “2015 Revolving Credit Lender”) as an “Issuing Bank” under the terms of the Credit Agreement (as modified hereby); (ii) each 2015 Revolving Credit Lender party hereto as an “Issuing Bank” agrees to act as an Issuing Bank under the terms of the Credit Agreement (as modified hereby) and (iii) the Administrative Agent consents to the foregoing for purposes of Section 2.23(k) of the Credit Agreement. The parties hereto acknowledge and agree that, effective as of the Fifth Amendment Effective Date, the “Applicable L/C Sublimit” (as defined in the Credit Agreement, as modified hereby) for each Issuing Bank party to this Fifth Amendment shall be as specified opposite such Person’s name in Schedule 1 hereto under the column entitled “Applicable L/C Sublimit”.

    SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Fifth Amendment, the Borrowers hereby represent and warrant to each other party hereto that, as of the Fifth Amendment Effective Date: (i) this Fifth Amendment has been duly authorized, executed and delivered by it and each of this Fifth Amendment and the Credit Agreement (as amended hereby) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) before and after giving effect to this Fifth Amendment and the transactions contemplated by this Fifth Amendment, no Default or Event of Default has occurred and is continuing; (iii) the execution, delivery and performance of this Fifth Amendment and the performance of the Credit Agreement (as amended hereby), the establishment of the 2015 Extended Revolving Credit Commitments, the increase thereof pursuant to the 2015 Revolving Commitment Increases and the incurrence of any Revolving Credit Exposure pursuant thereto, in each case, (x) shall not violate any provision of (1) any applicable law, statute, rule or regulation or order of any Governmental Authority, (2) the certificate or articles of incorporation, bylaws or other constitutive documents of any Loan Party, (3) the Senior Secured Notes Documentation, the New Senior Notes Documentation or any indenture, security documents and/or other agreement governing the Additional Senior Secured Notes and all documentation delivered pursuant thereto, or (4) any other indenture, agreement or other instrument to which the US Borrower or any of its Restricted Subsidiaries is a party or by which any of them or any of their property is bound, (y) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to require the prepayment, repurchase or redemption of any obligation under (1) the Senior Secured Notes Documentation, the New Senior Notes Documentation or any indenture, security documents and/or other agreement governing the Additional Senior Secured Notes and all documentation delivered pursuant thereto, or (2) any other such indenture, agreement or other instrument or (z) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Borrower or any Restricted Subsidiary (other than Permitted Liens), except, with respect to clauses (x)(1), (x)(4), (y)(2) or (z) above, to the extent that such violation, conflict, breach, default, or creation or imposition of Lien could not reasonably be expected to result in a Material Adverse Effect.

    SECTION 4. Conditions of Effectiveness of this Fifth Amendment. (a) This Fifth Amendment shall become effective as of the first date (the “Fifth Amendment Effective Date”) on which each of the following conditions shall have been satisfied (which, in the case of clauses (v) and (vii) below, may be substantially concurrent with the satisfaction of the other conditions specified below):

(i) The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrowers, each of the other Loan Parties, the Administrative Agent, each of the 2015 Extended Revolving Credit Lenders, each of the 2015 Incremental Revolving Credit Lenders and each of the Issuing Banks.

(ii) All of the conditions specified in Sections 2.24 and 2.25 of the Credit Agreement (as modified by this Fifth Amendment) with respect to the provision of the 2015 Extended Revolving Credit Commitments and the 2015 Revolving Commitment Increase shall have been satisfied, and the Administrative Agent shall have received a certificate signed by a Responsible Officer of the US Borrower certifying (A) that the conditions precedent set forth in Sections 4.01(b) and (c) of the Credit Agreement have been satisfied on and as of the Fifth Amendment Effective Date and (B) as to compliance with the requirements of Section 2.24 and 2.25 of the Credit Agreement (including the applicable requirements, of the definition of “Credit Agreement Refinancing Indebtedness”).

(iii) The Administrative Agent shall have received a legal opinion of Sidley Austin LLP, special counsel to the Borrowers, addressed to the Lenders, the 2015 Extended Revolving Credit Lenders, the 2015 Incremental Revolving Credit Lenders, the Administrative Agent and the Issuing Banks, dated the Fifth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(iv) The Administrative Agent shall have received (A) a certificate from the Chief Financial Officer of the US Borrower in form and substance reasonably satisfactory to the Administrative Agent, certifying that, after giving effect to this Fifth Amendment, the US Borrower and its Restricted Subsidiaries (on a consolidated basis) are Solvent, (B) a certificate of good standing (or subsistence) with respect to each Loan Party from the Secretary of State (or similar official) of the State of such Loan Party’s jurisdiction of organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party) and (C) a closing certificate executed by a Responsible Officer of each Borrower, dated the Fifth Amendment Effective Date, reasonably acceptable to the Administrative Agent, certifying as to the incumbency and specimen signature of each officer of a Loan Party executing this Fifth Amendment or any other document delivered in connection herewith on behalf of any Loan Party and attaching (x) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each of the Borrowers, including all amendments thereto, as in effect on the Fifth Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (iv)(B) above, (y) a true and complete copy of the by-laws (or other applicable operating agreements) of each Borrower as in effect on the Fifth Amendment Effective Date, and (z) a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body or any committee thereof) of each Loan Party authorizing the execution, delivery and performance of this Fifth Amendment and the performance of the Credit Agreement (as amended by this Fifth Amendment) and the other Loan Documents and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(v) (A) All Revolving Loans and Swingline Loans made pursuant to the 2013 Extended Revolving Credit Commitments shall have been repaid in full pursuant to, and in accordance with the requirements of, Section 2.12 of the Credit Agreement, together with all interest, Fees and other amounts accrued under the Revolving Credit Facility as of the Fifth Amendment Effective Date and any costs incurred by any Lender in accordance with Section 2.16, and (B) all 2013 Extended Revolving Credit Commitments (and the Swingline Commitment of the Swingline Lender) shall have been terminated pursuant to, and in accordance with the requirements of, Section 2.09(b) of the Credit Agreement, as modified hereby (it being acknowledged and agreed that all Letters of Credit issued and outstanding as of the Fifth Amendment Effective Date shall, pursuant to Section 2.09(f) of the Credit Agreement (as amended hereby) remain outstanding and be deemed to have been issued under the 2015 Extended Revolving Credit Commitments).

(vi) The Borrowers, the Loan Parties and the Collateral Agent shall have duly executed and delivered to the Administrative Agent a “Representative Supplement” with respect to the First-Lien Intercreditor Agreement, dated the Fifth Amendment Effective Date, in substantially the form attached as Annex II to the First-Lien Intercreditor Agreement.

(vii) (I) Either (x) on or prior to the Fifth Amendment Effective Date, (A) a Qualified Public Offering shall have been consummated pursuant to which gross cash proceeds of at least $750,000,000 are received by or contributed as a common equity capital contribution to the US Borrower and (B) such gross cash proceeds shall have been applied (after payment of fees and expenses related to such Qualified Public Offering) to the prepayment and/or redemption, at the option of the US Borrower, of Term Loans (in accordance with the requirements of Section 2.12 of the Credit Agreement), New Senior Notes, Senior Secured Notes and/or Additional Senior Secured Notes (or, in the case of the New Senior Notes, Senior Secured Notes and/or Additional Senior Secured Notes, the US Borrower shall have, at its election, delivered (and not withdrawn) an irrevocable notice of redemption in respect thereof in accordance with the terms of the applicable indenture or consummated a tender offer and consent solicitation in respect thereof and purchased all such notes validly tendered (and not withdrawn) in connection therewith, and in each case, the full amount of such proceeds shall have been or will be used for the payment of amounts due in connection therewith (it being acknowledged and agreed that, in the case of a redemption pursuant to an irrevocable redemption notice as described above, such payment may occur after the satisfaction of the conditions set forth in clauses (i) through (vi) above)) or (y)(A) a Qualified Public Offering shall have been consummated on or prior to the Fifth Amendment Effective Date, (B) on the Fifth Amendment Effective Date, the Consolidated Leverage Ratio (modified as provided in the immediately succeeding sentence) shall not be greater than 6.50 to 1.00, determined on a pro forma basis in accordance with Section 1.11 of the Credit Agreement (as modified hereby), as if such Qualified Public Offering had been consummated and the application of proceeds therefrom had occurred at the beginning of the most recently ended four fiscal quarters for which internal financial statements are available and (C) the sum of (without duplication) (1) the aggregate principal amount of all Indebtedness of the US Borrower and its Restricted Subsidiaries required in accordance with GAAP to be accounted for as debt (determined on a consolidated basis in accordance with GAAP) and (2) the amount of all obligations of the US Borrower and its Restricted Subsidiaries under or in respect of Receivables Facilities (determined as provided below) (the sum of preceding clauses (1) and (2), “Gross Debt”) that is outstanding on the Fifth Amendment Effective Date shall, after giving pro forma effect to any Spectrum Sale Pro Forma Gross Debt Reduction Election (as defined below), be at least $750,000,000 less than the aggregate principal amount of all Gross Debt of the US Borrower and its Restricted Subsidiaries that was outstanding on December 31, 2015 (it being acknowledged and agreed that such amount on December 31, 2015 was $9,413,200,000) (the “Reference Date Gross Debt”) and (II) if the condition described in preceding clause (I)(y) is to be satisfied as a condition to the effectiveness of this Fifth Amendment, the Administrative Agent shall have received a certificate of a Financial Officer of the US Borrower certifying as to the satisfaction of the requirements of clauses (I)(y)(B) and (I)(y)(C) and setting forth computations in reasonable detail demonstrating compliance with the Consolidated Leverage Ratio and Gross Debt reduction tests described therein and any other information required as provided below in connection with any Spectrum Sale Pro Forma Ratio Test Election (as defined below) or Spectrum Sale Pro Forma Gross Debt Reduction Election (as applicable).

Solely for purposes of clause (vii)(I)(y)(B) above, the Consolidated Leverage Ratio shall be calculated as otherwise provided in accordance with the Credit Agreement (including on a pro forma basis in accordance with Section 1.11 thereof), except:

(A)	each usage of the term “Restricted Subsidiaries” in the definition of “Consolidated Leverage Ratio” and its component definitions shall be deemed to be a reference to the term “subsidiaries”;

(B)	the definition of “EBITDA” as used in the calculation thereof shall be determined without giving effect to the addback contained in clause (a)(v) of the definition of “EBITDA” (solely to the extent relating to “business optimization expense”) and the phrase “as in effect on the Closing Date” as it modifies the term “GAAP” in Section 1.02(b) shall be disregarded in calculating EBITDA;

(C)	Consolidated Indebtedness as used in the calculation thereof shall (x) be determined after giving effect to any Spectrum Sale Pro Forma Ratio Test Election and (y) include obligations under or in respect of Receivables Facilities, notwithstanding anything to the contrary contained in the definition of “Indebtedness” or any contrary treatment by GAAP;

(D)	no adjustments shall be permitted to EBITDA pursuant to Section 1.11(b) of the Credit Agreement in connection with the pro forma impact of revenues from renegotiated retransmission agreements; and

(E)	any entity in which the US Borrower and/or its subsidiaries have made an equity Investment and the financial results of which are required to be consolidated with the financial results of the US Borrower in accordance with GAAP shall be considered a “subsidiary” for purposes of such calculation.

Solely for the purposes of calculating (x) Gross Debt pursuant to clause (vii)(I)(y)(C) above and/or (y) the calculation of Consolidated Indebtedness pursuant to clause (C)(y) of the immediately preceding paragraph, the “amount” of any obligations under or in respect of Receivables Facilities shall be deemed at any time to be the aggregate principal, or stated amount, of the “indebtedness”, fractional undivided interests (which stated amount may be described as a “net investment” or similar term reflecting the amount invested in such undivided interest) or other securities incurred or issued pursuant to such Receivables Facility, in each case outstanding at such time.

At the option of the US Borrower, (1) the aggregate amount of Consolidated Indebtedness used in the calculation of the Consolidated Leverage Ratio for purposes of clause (vii)(I)(y)(B) above and/or (2) the aggregate amount of Gross Debt of the US Borrower and its Restricted Subsidiaries as of the Fifth Amendment Effective Date for purposes of clause (vii)(I)(y)(C) above shall, in each case, be reduced by the aggregate amount of the Net Cash Proceeds (assuming, for all purposes of such term as used in this Fifth Amendment, that any such Spectrum Transaction referred to below constitutes an “Asset Sale”) reasonably expected to be (but not yet) received by the US Borrower and its Restricted Subsidiaries (in the good faith judgment of the US Borrower) from (i) sales by the US Borrower and/or its Restricted Subsidiaries of their spectrum and/or (ii) sales of spectrum by other licensees who have agreed to allocate a portion of their spectrum sales proceeds to the US Borrower and/or its Restricted Subsidiaries pursuant to FCC-sanctioned “channel sharing” agreements, in the case of (i) and (ii), as specified in a “Public Notice” or other notification issued by the FCC pursuant to the FCC’s broadcast TV spectrum incentive auction that commenced on or around March 29, 2016 (any such sale or hosting, a “Spectrum Transaction”), so long as the officer’s certificate delivered pursuant to Section 4(a)(vii)(II) shall (x) identify the aggregate amount of the Net Cash Proceeds so expected to be received from each such Spectrum Transaction (and to be deducted in such calculation of Consolidated Indebtedness and/or Gross Debt, as applicable) (any such amount so elected to be deducted from a given calculation, an “Applicable Specified Spectrum Amount”) and (y) certify that no action, suit, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority (including, without limitation, the FCC) is pending or, to the knowledge of US Borrower, threatened, in connection with the applicable Spectrum Transaction that could (in the US Borrower’s good faith judgment) reasonably be expected to result in the failure to consummate such Spectrum Transaction and/or materially decrease the amount of Net Cash Proceeds expected to be received therefrom. In this Fifth Amendment, any election by the US Borrower under this paragraph for purposes of (A) Section 4(a)(vii)(I)(y)(B) above shall be referred to herein as a “Spectrum Sale Pro Forma Ratio Test Election” and (B) Section 4(a)(vii)(I)(y)(C) above shall be referred to herein as a “Spectrum Sale Pro Forma Gross Debt Reduction Election”.

    (b) No 2015 Extended Revolving Credit Lender, 2015 Incremental Revolving Credit Lender or Issuing Bank who has executed and delivered a signature page to this Fifth Amendment may withdraw or rescind such signature page unless (x) any Borrower notifies such Person or the Administrative Agent, or makes a public statement, that it cannot or will not satisfy one or more of the conditions set forth in Section 4(a) or (y) this Fifth Amendment or any provision hereof is amended, restated, supplemented, waived or otherwise modified without the prior written consent of such Person (other than any typographical error or other de minimis technical changes as agreed by the Administrative Agent and the Borrowers); provided that, notwithstanding the foregoing, if each of the conditions set forth in Section 4(a) have not been satisfied at or prior to 11:59 p.m., New York City time, on December 15, 2016, all such executed and delivered signature pages of any of the 2015 Extended Revolving Credit Lenders, 2015 Incremental Revolving Credit Lenders and/or Issuing Banks shall be deemed withdrawn and no 2015 Extended Revolving Credit Commitments or 2015 Revolving Commitment Increases, nor any of the amendments to the Credit Agreement contemplated hereby, shall become effective (it being understood that any such failure of the Fifth Amendment Effective Date to occur will not affect any rights or obligations of any Person under the Credit Agreement or under Section 7 hereof).

    SECTION 5. Post-Closing Requirements. (a) At the request of the Administrative Agent, within 60 days after the Fifth Amendment Effective Date (or such later date as may be acceptable to the Administrative Agent in its sole discretion), the US Borrower shall deliver to the Administrative Agent:

(i) an amendment to each existing First-Lien Mortgage, in form and substance reasonably acceptable to the Administrative Agent;

(ii) an opinion of counsel in each state where each First-Lien Mortgage amendment is to be recorded, in form and substance and from counsel reasonably acceptable to the Administrative Agent; and

(iii) a title search confirming that each existing First-Lien Mortgage, as amended, is a first priority Lien on the property encumbered thereby, subject to Permitted Liens.

(b) The US Borrower agrees that, if it has made a Spectrum Sale Pro Forma Ratio Test Election and/or a Spectrum Sale Pro Forma Gross Debt Reduction Election for purposes of satisfying the condition set forth in Section 4(a)(vii)(I)(y), then, notwithstanding anything to the contrary contained in Section 2.13(b) of the Credit Agreement (including the rights of reinvestment thereunder), upon receipt of the Net Cash Proceeds from any Spectrum Transaction, it shall promptly (i) in the case of a Spectrum Sale Pro Forma Ratio Test Election, apply (or cause the applicable Restricted Subsidiary to promptly apply) such Net Cash Proceeds up to the Applicable Specified Spectrum Amount for such Spectrum Transaction to the prepayment and/or redemption, at the option of the US Borrower, of Term Loans (in accordance with the requirements of Section 2.12 of the Credit Agreement), New Senior Notes, Senior Secured Notes and/or Additional Senior Secured Notes and (ii) in the case of a Spectrum Sale Pro Forma Gross Debt Reduction Election, apply (or cause the applicable Restricted Subsidiary to promptly apply) such portion of such Net Cash Proceeds up to the

Applicable Specified Spectrum Amount for such Spectrum Transaction as is necessary (if any) to cause the Gross Debt of the US Borrower and its Restricted Subsidiaries to be at least $750,000,000 less than the Reference Date Gross Debt (it being understood that, (A) in no event shall the US Borrower be required to apply Net Cash Proceeds from Spectrum Transactions as required by clauses (b)(i) and (b)(ii) above in an amount greater than the aggregate of all Applicable Specified Spectrum Amounts and (B) if a particular Spectrum Transaction is used to make both a Spectrum Sale Pro Forma Ratio Test Election and a Spectrum Sale Pro Forma Gross Debt Reduction Election, then the Net Cash Proceeds from such Spectrum Transaction otherwise required to be applied as provided above may be applied concurrently to satisfy the requirements of clauses (b)(i) and (b)(ii) above (e.g., if the Applicable Specified Spectrum Amount for such Spectrum Transaction to be applied for purposes of clause (b)(i) is $100,000,000 and the Applicable Specified Spectrum Amount for such Spectrum Transaction to be applied for purposes of clause (b)(ii) is $100,000,000, then only $100,000,000 (and not $200,000,000) shall be required to be applied pursuant to the foregoing provisions of this Section 5(b); however, if the Applicable Specified Spectrum Amount for such Spectrum Transaction to be applied for purposes of clause (b)(i) is $100,000,000 and the Applicable Specified Spectrum Amount for such Spectrum Transaction to be applied for purposes of clause (b)(ii) is $50,000,000, then $100,000,000 (and not $150,000,000) shall be required to be applied pursuant to the foregoing provisions of this Section 5(b)). For the avoidance of doubt, following the application of any Net Cash Proceeds from any Spectrum Transaction pursuant to this Section 5(b), the US Borrower shall comply with any applicable requirements of Section 2.13(b) of the Credit Agreement with respect to such Spectrum Transaction, to the extent constituting a Prepayment Asset Sale.

    SECTION 6. Effect of Amendment. (a) Except as expressly set forth in this Fifth Amendment or in the Credit Agreement, this Fifth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents (including, without limitation, all Revolving Credit Exposure related to the 2015 Extended Revolving Credit Commitments (as increased by the 2015 Revolving Commitment Increases)), in each case, as amended by this Fifth Amendment. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, in each case shall be deemed a reference to the Credit Agreement (as amended by this Fifth Amendment). This Fifth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c) The parties hereto confirm that no novation of any kind has occurred as a result of, or in connection with, this Fifth Amendment or otherwise, any such novation being hereby expressly disclaimed.

    SECTION 7. Costs and Expenses. The Borrowers hereby agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Fifth Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in each case, as required to be reimbursed pursuant to the Credit Agreement.

    SECTION 8. Reaffirmation. By executing and delivering a counterpart hereof, (i) each Borrower hereby agrees that all Loans incurred by the Borrowers and all Revolving Credit Exposure (including, without limitation, all Revolving Credit Exposure related to the 2015 Extended Revolving Credit Commitments (as increased by the 2015 Revolving Commitment Increases)) shall be guaranteed pursuant to the First-Lien Guarantee and Collateral Agreement in accordance with the terms and provisions thereof and shall be secured pursuant to the First-Lien Security Documents in accordance with the terms and provisions thereof and (ii) each Borrower and each other Loan Party hereby (A) agrees that, notwithstanding the effectiveness of this Fifth Amendment, after giving effect to this Fifth Amendment, the First-Lien Security Documents continue to be in full force and effect and (B) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document (including, without limitation, all Revolving Credit Exposure related to the 2015 Extended Revolving Credit Commitments (as increased by the 2015 Revolving Commitment Increases)), in each case after giving effect to this Fifth Amendment, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the First-Lien Security Documents to secure such Obligations, all as provided in the First-Lien Security Documents, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Fifth Amendment. Each of the Administrative Agent, each 2015 Extended Revolving Credit Lender, each 2015 Incremental Revolving Credit Lender and each Issuing Bank hereby acknowledges that the reaffirmation contained in this Section 8 satisfies the requirement for a reaffirmation agreement with respect to the Security Documents as contemplated under clause (ii) of the second sentence of Section 2.25 of the Credit Agreement, solely as such requirement relates to the 2015 Revolving Credit Facility Refinancing.

    SECTION 9. Consents. Each of the Administrative Agent, each Issuing Bank and the US Borrower hereby consents to each 2015 Extended Revolving Credit Lender and each 2015 Incremental Revolving Credit Lender (to the extent not already party to the Credit Agreement as a Revolving Credit Lender) becoming party to the Credit Agreement in such capacity for purposes of Section 9.04(b) of the Credit Agreement.

    SECTION 10. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 9.07 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS FIFTH AMENDMENT AND SHALL APPLY TO THIS FIFTH AMENDMENT, MUTATIS MUTANDIS.

    SECTION 11. Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic transmission (including in “.pdf” or “.tif” format) of an executed counterpart of a signature page to this Fifth Amendment shall be effective as delivery of an original executed counterpart of this Fifth Amendment.

    SECTION 12. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Fifth Amendment.

    SECTION 13. Severability. Section 9.12 of the Credit Agreement is hereby incorporated by reference into this Fifth Amendment and shall apply to this Fifth Amendment mutatis mutandis.

    SECTION 14. No Fiduciary Relationship. None of the Persons identified in this Fifth Amendment as a “syndication agent,” “joint lead arranger” or “joint book running manager” shall have any right, power, obligation, liability, responsibility or duty under this Fifth Amendment or any other Loan Document other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. The provisions of Section 9.05 of the Credit Agreement shall inure to the benefit of each of the Persons so identified in their respective capacities as “syndication agents”, “joint lead arrangers” and “joint book running managers” hereunder.

To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against each of the Persons so identified in their respective capacities as “syndication agents”, “joint lead arrangers” and “joint book running managers” hereunder with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of the transactions contemplated hereby.

[Remainder of page intentionally blank.]

    IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

UNIVISION COMMUNICATIONS INC.

By:	/s/ Peter Lori
	Name:	Peter Lori
	Title:	Executive Vice President and Chief Accounting Officer

UNIVISION OF PUERTO RICO INC.

By:	/s/ Peter Lori
	Name:	Peter Lori
	Title:	Executive Vice President and Chief Accounting Officer

Signature Page to Univision Fifth Amendment

BROADCAST MEDIA PARTNERS HOLDINGS, INC.

By:	/s/ Peter Lori
	Name:	Peter Lori
	Title:	Executive Vice President and Chief Accounting Officer

Signature Page to Univision Fifth Amendment

EL TRATO, INC.

GALAVISION, INC.

HPN NUMBERS, INC.

KAKW LICENSE PARTNERSHIP, L.P.

KCYT-FM LICENSE CORP.

KDTV LICENSE PARTNERSHIP, G.P.

KECS-FM LICENSE CORP.

KESS-AM LICENSE CORP.

KESS-TV LICENSE CORP.

KFTV LICENSE PARTNERSHIP, G.P.

KHCK-FM LICENSE CORP.

KICI-AM LICENSE CORP.

KICI-FM LICENSE CORP.

KLSQ-AM LICENSE CORP.

KLVE-FM LICENSE CORP.

KMEX LICENSE PARTNERSHIP, G.P.

KMRT-AM LICENSE CORP.

KTNQ-AM LICENSE CORP.

KTVW LICENSE PARTNERSHIP, G.P.

KUVI LICENSE PARTNERSHIP, G.P.

KUVN LICENSE PARTNERSHIP, L.P.

KUVS LICENSE PARTNERSHIP, G.P.

KWEX LICENSE PARTNERSHIP, L.P.

KXLN LICENSE PARTNERSHIP, L.P.

LICENSE CORP. NO. 1

LICENSE CORP. NO. 2

NEW UNIVISION DEPORTES, LLC

NEW UNIVISION ENTERPRISES, LLC

PTI HOLDINGS, INC.

SERVICIO DE INFORMACION PROGRAMATIVA, INC.

STATION WORKS, LLC

THE UNIVISION NETWORK LIMITED PARTNERSHIP

TICHENOR LICENSE CORPORATION

TMS LICENSE CALIFORNIA, INC.

UFERTAS, LLC

UNIMAS ALBUQUERQUE LLC

UNIMAS BAKERSFIELD LLC

UNIMAS BOSTON LLC

UNIMAS D.C. LLC

UNIMAS DALLAS LLC

UNIMAS FRESNO LLC

UNIMAS HOUSTON LLC

UNIMAS LOS ANGELES LLC

UNIMAS MIAMI LLC

UNIMAS NETWORK

UNIMAS OF SAN FRANCISCO, INC.

UNIMAS ORLANDO INC.

UNIMAS PARTNERSHIP OF DOUGLAS

UNIMAS PARTNERSHIP OF FLAGSTAFF

UNIMAS PARTNERSHIP OF FLORESVILLE

UNIMAS PARTNERSHIP OF PHOENIX

UNIMAS PARTNERSHIP OF SAN ANTONIO

UNIMAS PARTNERSHIP OF TUCSON

UNIMAS SACRAMENTO LLC

UNIMAS SAN FRANCISCO LLC

UNIMAS SOUTHWEST LLC

UNIMAS TAMPA LLC

UNIMAS TELEVISION GROUP, INC.

UNIVISION 24/7 LLC

UNIVISION ATLANTA LLC

UNIVISION CLEVELAND LLC

UNIVISION ENTERPRISES, LLC

UNIVISION FINANCIAL MARKETING, INC.

UNIVISION HOME ENTERTAINMENT, INC.

UNIVISION INTERACTIVE MEDIA, INC.

UNIVISION INVESTMENTS, INC.

UNIVISION LOCAL MEDIA INC.

UNIVISION MANAGEMENT CO.

UNIVISION NETWORK PUERTO RICO PRODUCTION

LLC

UNIVISION NETWORKS & STUDIOS, INC.

UNIVISION NEW YORK LLC

UNIVISION OF ATLANTA INC.

UNIVISION OF NEW JERSEY INC.

UNIVISION OF PUERTO RICO INC.

UNIVISION OF PUERTO RICO REAL ESTATE

COMPANY

UNIVISION OF RALEIGH, INC.

UNIVISION PHILADELPHIA LLC

UNIVISION PUERTO RICO STATION ACQUISITION COMPANY

UNIVISION PUERTO RICO STATION OPERATING COMPANY

UNIVISION PUERTO RICO STATION PRODUCTION COMPANY

UNIVISION RADIO CORPORATE SALES, INC.

UNIVISION RADIO FLORIDA, LLC

UNIVISION RADIO FRESNO, INC.

UNIVISION RADIO GP, INC.

UNIVISION RADIO HOUSTON LICENSE CORPORATION

UNIVISION RADIO INVESTMENTS, INC.

UNIVISION RADIO LAS VEGAS, INC.

UNIVISION RADIO LICENSE CORPORATION

UNIVISION RADIO LOS ANGELES, INC.

UNIVISION RADIO NEW MEXICO, INC.

UNIVISION RADIO NEW YORK, INC.

UNIVISION RADIO PHOENIX, INC.

UNIVISION RADIO SAN DIEGO, INC.

UNIVISION RADIO SAN FRANCISCO, INC.

UNIVISION RADIO, INC.

UNIVISION SERVICES, INC.

UNIVISION STUDIOS, LLC

UNIVISION TELEVISION GROUP, INC.

UNIVISION TEXAS STATIONS LLC

UNIVISION TLNOVELAS, LLC

UNIVISION IP HOLDINGS, LLC

UVN TEXAS L.P.

WADO RADIO, INC.

WADO-AM LICENSE CORP.

WGBO LICENSE PARTNERSHIP, G.P.

WLTV LICENSE PARTNERSHIP, G.P.

WLXX-AM LICENSE CORP.

WPAT-AM LICENSE CORP.

WQBA-AM LICENSE CORP.

WQBA-FM LICENSE CORP.

WXTV LICENSE PARTNERSHIP, G.P.

By: /s/ Peter Lori

Name: Peter Lori

Title:   Executive Vice President and Chief Accounting

            Officer

Signature Page to Univision Fifth Amendment

UNIVISION DEPORTES, LLC UNIVISION EMERGING NETWORKS, LLC

UNIMAS CHICAGO LLC
UNIVISION RADIO BROADCASTING PUERTO RICO, L.P.
UNIVISION RADIO BROADCASTING TEXAS, L.P.
UNIVISION RADIO ILLINOIS, INC.
WLII/WSUR LICENSE PARTNERSHIP, G.P.
WUVC LICENSE PARTNERSHIP G.P.

By: /s/ Peter Lori
Name:	Peter Lori
Title:	Executive Vice President and Chief Accounting Officer

Signature Page to Univision Fifth Amendment

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and as a 2015 Extended Revolving Credit Lender and Issuing Bank

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

Signature Page to Univision Fifth Amendment

BANK OF AMERICA, N.A., as a 2015 Extended Revolving
Credit Lender and Issuing Bank

By:	/s/ David H. Strickert
	Name:	David H. Strickert
	Title:	Managing Director

Signature Page to Univision Fifth Amendment

BARCLAYS BANK PLC, as a 2015 Extended Revolving
Credit Lender, 2015 Incremental Revolving Credit Lender and Issuing Bank

By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

Signature Page to Univision Fifth Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a

2015 Extended Revolving Credit Lender, 2015 Incremental

Revolving Credit Lender and Issuing Bank

By:	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

Signature Page to Univision Fifth Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a

2015 Extended Revolving Credit Lender and 2015 Incremental

Revolving Credit Lender

By:	/s/ Tray Jones
	Name:	Tray Jones
	Title:	Director

Signature Page to Univision Fifth Amendment

CITIBANK, N.A., as a 2015 Incremental Revolving

Credit Lender and Issuing Bank

By:	/ s/ Keith Lukasavich
	Name:	Keith Lukasavich
	Title:	Vice President and Director

Signature Page to Univision Fifth Amendment

GOLDMAN SACHS LENDING PARTNERS LLC, as a 2015

Incremental Revolving Credit Lender and Issuing Bank

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

Signature Page to Univision Fifth Amendment

MORGAN STANLEY BANK, N.A., as a 2015

Incremental Revolving Credit Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

Signature Page to Univision Fifth Amendment

MORGAN STANLEY SENIOR FUNDING, INC., as a 2015

Incremental Revolving Credit Lender and Issuing Bank

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

Signature Page to Univision Fifth Amendment

JPMORGAN CHASE BANK, N.A., as a 2015 Extended Revolving

Credit Lender, 2015 Incremental Revolving Credit Lender

and Issuing Bank

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

Signature Page to Univision Fifth Amendment

NATIXIS, NEW YORK BRANCH, as a 2015 Extended

Revolving Credit Lender and Issuing Bank

By:	/s/ Gerardo Canet
	Name:	Gerardo Canet
	Title:	Managing Director

By:	/s/ Ronald Lee
	Name:	Ronald Lee
	Title:	Vice President

Signature Page to Univision Fifth Amendment

SCHEDULE 1

2015 Extended Revolving Credit Commitments

2015 Revolving Credit Lender	Initial 2015 Extended Revolving Credit Commitment	2015 Revolving Commitment Increase	Total 2015 Extended Revolving Credit Commitment (after giving effective to the 2015 Revolving Commitment Increase)	Applicable L/C Sublimit
Deutsche Bank AG New York Branch	$110,000,000	$0	$110,000,000	$50,000,000
Bank of America, N.A.	90,000,000	0	90,000,000	50,000,000
Barclays Bank PLC	80,000,000	10,000,000	90,000,000	12,000,000
Credit Suisse AG, Cayman Islands Branch	70,000,000	20,000,000	90,000,000	12,000,000
Wells Fargo Bank, National Association	63,000,000	27,000,000	90,000,000	0
Citibank, N.A.	0	90,000,000	90,000,000	12,000,000
Goldman Sachs Lending Partners LLC	0	90,000,000	90,000,000	12,000,000
Morgan Stanley Bank, N.A.	0	75,000,000	75,000,000	0
Morgan Stanley Senior Funding, Inc.	0	15,000,000	15,000,000	12,000,000
JPMorgan Chase Bank, N.A.	62,000,000	13,000,000	75,000,000	10,000,000
Natixis, New York Branch	35,000,000	0	35,000,000	5,000,000
TOTALS	510,000,000	340,000,000	850,000,000	175,000,000